STATE STREET.

For Everything You Invest In℠

Acquisition of Deutsche Bank's Global Securities Servicing Business

Emergence of the world's leading provider of services to the global institutional investor

November 5, 2002

STATE STREET

Forward-Looking Statements

This presentation may contain forward-looking statements, as defined by federal securities laws, including statements about the financial outlook and business environment. Any such statements are based on current expectations and involve a number of risks and uncertainties. The uncertainties include: the risk that the benefits from the purchase may not be realized or may take longer to realize than expected, the risk that the purchase will adversely affect the revenue due to clients that might not consent to the transaction, or the risk that, to the extent the businesses of Deutsche Bank's Global Securities Services and State Street are expected to provide mutual support for growth, such support may not be realized or take longer to develop than expected. Other important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements are set forth in the company's annual report and subsequent SEC filings. These include risks and uncertainties relating to synergies achievable with the acquired companies, the value of worldwide financial markets, savings rates of individuals, dynamics of markets served, pricing and competition, and the pace of new business. State Street encourages investors to read the corporation's 2001 annual report, particularly the section on factors that may affect financial results, and its subsequent SEC filings for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, November 5, 2002, and the company will not undertake efforts to revise those forward-looking statements to reflect events after the date of this presentation.

Agenda

- Summary of the transaction
- Description of Deutsche Bank's Global Securities Services (GSS) business
- Strategic benefits
- Transaction terms and financial effect
- Integration framework

STATE STREET.

Summary of the Transaction

Transaction Summary

- Acquiring most of Deutsche Bank's Global Securities Services (GSS)
  - Includes global custody, fund administration services, Depotbank services, securities lending, performance measurement and benefit payments businesses worldwide, and domestic custody and securities clearing in the United States and the United Kingdom
  - Approximately €2.2 trillion of AUC
- Ten-year contract to service approximately €350 billion in assets for Deutsche Asset Management
- Total initial payment of approximately $1.2 billion
  - Agreed to subsequent payments up to an estimated €300 million based on performance of acquired business
  - Expected to be dilutive by approximately $(0.01-0.03) to 2003 earnings per share, $0.01-0.03 accretive to 2004 earnings per share
  - Expected pre-tax restructuring costs of $90-110 million in 2003

STATE STREET

Strategic Benefits

- Establishes State Street as a global leader in investment servicing
- Positions State Street as a leader in Europe's high-growth investment servicing market
- Provides significant economies of scale and scope
- 10-year contract to service approximately €350 billion in assets for Deutsche Asset Management, Europe's premier investment advisor

STATE STREET.

Description of Deutsche Bank's Global Securities Services Business

GSS Key Services and Locations

Country/Region	GSS Location	Services Provided
United Kingdom /Ireland	London Edinburgh Dublin	Fund Administration Performance Measurement Global and Local Custody Securities Lending
Europe	Frankfurt	Depotbank Fund Administration Global Custody Securities Lending
United States	New York Nashville	Global and Local Custody Performance Measurement Fund Administration Benefit Payments Securities Lending
Asia	Singapore	Global Custody Securities Lending

GSS Market Position

- Global Custody
  - One of Europe's largest custodians, based on AUC of approximately €2.2 trillion
  - WM Company is the industry leader in performance measurement
- Fund Administration
  - Europe's largest provider of fund administration services
  - Leader in offshore markets
  - One of the leading providers of Depotbank services in Germany, Italy, Austria, and Luxembourg
- Securities Lending
  - One of the leading agency securities lenders in the world

STATE STREET.

Strategic Benefits

Substantial Global Opportunities

United Kingdom

- Significantly expands State Street's servicing for pension, insurance, and unit trust industry segments
- Leverages State Street's UK fund accounting capability

Continental Europe

- Establishes State Street as a leading asset service provider in Europe
- Provides significant opportunities for growth from a well-established base
- Expands global securities lending in Europe

United States

- Strengthens market leadership in pension servicing
- Uses core custody operational capacity and technology infrastructure
- Reduces net overall custody unit costs by about 10%

Asia

- Increases State Street's scale
- Expands customer base

Europe: A Growth Frontier

- $6.4 trillion total market
  - Collective Investments: $3.9 trillion
  - Pensions: $2.5 trillion
- 2002-2007 projected growth faster than U.S.*
  - Collective Investments: 18%-20%
  - Pensions: 8%-10%
- Pension reform under way
- Opening of proprietary distribution channels

*Source: Intersec, OECD, and State Street estimates

STATE STREET.

Substantial Deutsche Asset Management Opportunity

Deutsche Asset Management
A Member of the Deutsche Bank Group

SCUDDER

DWS INVESTMENTS
Deutsche Bank Group

FINANZA&FUTURO
Deutsche Bank Group

Deutsche Bank Alex. Brown
A Division of Deutsche Bank Securities Inc.

- One of the largest asset managers in Continental Europe and in the world
- AUM of approximately €350 billion (at 9/30/02)
- Deutsche Asset Management: 10-year contract with State Street
  - Represents approximately 25% of total GSS revenues
- Substantial future opportunities

Update on State Street's Strategic Initiatives

- Strong continued focus on core business of global investment servicing and investment management
  - Purchased hedge fund administration company, IFS, to further strengthen alternative investment servicing capabilities; contributing to the bottom line
  - Announced sale of corporate trust business to U.S. Bancorp for $725 million; on track to close by end of year
- Continued focus on cost containment initiatives
- Strong new business wins, offsetting asset decline and a flat interest rate environment
- Funding of growth initiatives, such as enhanced indexing, hedge fund servicing, and equity execution

STATE STREET

Transaction Terms and Financial Effect

Transaction Terms

- Initial payment of premium to net book value of approximately $1,200 million
  - A substantial portion of premium is tax deductible over 15 years
- Holdback, expected to be approximately €300 million, resulting in maximum total purchase premium of about $1,500 million
  - Payment of holdback is based primarily on revenues in place at one year anniversary of closing
  - Holdback protects State Street from loss of revenues in business acquired
  - Exact size of holdback will be determined at closing based on agreed-upon formula and may be larger than currently estimated

STATE STREET.

Financial Effect

- Transaction adds approximately €700 million of additional revenues
- State Street's total AUC grows to approximately $7.9 trillion
- Expected to be dilutive by approximately $(0.01-0.03)[a] to 2003 EPS, excluding 2003 pre-tax restructuring costs of approximately $90-110 million, and accretive $0.01-0.03 in 2004
- €7 billion of client deposits acquired over time
- State Street captures full economics of an essentially break-even business starting as of closing, even though client transition will occur over time

(a) Assumes approximately $500 million of new capital raised in the form of common stock and equity-related securities

Cost Savings

- Estimated pre-tax cost savings:
  - $125-150 million in 2003
  - Incremental $50-75 million in 2004
  - Incremental $50-75 million in 2005
- Three-year plan
  - Eliminate systems duplication
  - Reduce technology expenditures
  - Adjust headcount and occupancy costs

Valuation

- Multiple valuation methods considered
- IRR exceeds State Street's cost of capital
- Valuation in line with precedent transactions, measured by multiples of revenues
- Significant potential to increase profit margin

Financing

- State Street will finance the transaction from:
  - Existing balance sheet capacity and proceeds from anticipated corporate trust divestiture
  - Issuance of equity and equity-related securities of approximately $500 million
- Precise amount, timing, and mix subject to market conditions and status of transition
- State Street may also "put" 14.8 million shares of its stock to Deutsche Bank
  - Provides State Street with certainty of financing and closing in adverse stock market scenarios

Balance Sheet Impact

- €7 billion of client deposits acquired as part of the transaction
  - Deposits transferred to State Street's balance sheet, replacing other funding sources
  - Deposits subject to revenue sharing while on Deutsche Bank's balance sheet
- Additional estimated €7 billion of Depotbank deposits will remain on Deutsche Bank balance sheet, subject to revenue sharing with State Street
- Capital ratios remain strong due to expected raising of new capital and active balance sheet management
  - Transaction and resulting financial impact previewed with rating agencies; expect ratings to be re-affirmed

STATE STREET.

Integration Framework

STATE STREET

State Street's History of Successful Transitions

State Street is the industry leader in successfully integrating complex custody and fund administration transactions

✓ Investors Fiduciary Trust Company	1995
✓ Federated	1997
✓ Wachovia	2000
✓ Liberty Financial	2000
✓ PIMCO	2000
✓ Lloyds / Scottish Widows	2001
✓ Merrill Lynch	2001

STATE STREET

Expected Timetable

Milestone	Estimated Timing
Announcement of the signing of a definitive agreement	Today, November 5
Customary U.S. and European regulatory approvals	November 2002 – February 2003
Financing	Prior to closing
Targeted closing	Within four months
Transaction integration	Substantially complete within 24 months

STATE STREET.

Summary and Review

Leadership and Growth

- Represents a unique and highly strategic transaction for State Street
- Dramatically accelerates State Street's strategic expansion into European marketplace
- Expands U.S. business, while providing economies of scale on a global basis
- Establishes State Street as the largest custodian in most major markets
- Significant opportunity to create stockholder value
- Substantial integration experience; highly focused transition team

STATE STREET®

For Everything You Invest In℠